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                                                                  Exhibit 99(b)

Section 906 Certifications

    Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report on Form N-CSR for AXA Premier Funds Trust (the "Registrant"), the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 31, 2003

                                                  /s/ Steven M. Joenk
                                                  -------------------
                                                  Steven M. Joenk
                                                  Chief Executive Officer

In connection with the Report on Form N-CSR for AXA Premier Funds Trust (the "Registrant"), the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 31, 2003

                                                  /s/ Kenneth T. Kozolowski
                                                  -------------------------
                                                  Kenneth T. Kozlowski
                                                  Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AXA Premier Funds Trust and will be retained by AXA Premier Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.